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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported):  December 20, 1996




                        FIRST BANK CORPORATE CARD MASTER TRUST
         BY FIRST BANK OF SOUTH DAKOTA (NATIONAL ASSOCIATION), AS TRANSFEROR
                (Exact name of registrant as specified in its charter)


              United States              333-1837           46-0168855
     (State or other jurisdiction      (Commission       (I.R.S. Employer
            of incorporation)          File Number)    Identification No.)


              141 North Main Avenue
              Sioux Falls, South Dakota                         57117
         (Address of principal executive offices)             (Zip Code)



         Registrant's telephone number, including area code:   (605) 339-8600


                                    Not Applicable
            (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On February 27, 1997 the Registrant issued $401,100,000 aggregate principal amount of Asset Backed Certificates, Series 1997-1, pursuant to the Pooling and Servicing Agreement, Series 1997-1 Supplement thereto, and Underwriting Agreement filed as exhibits herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following are filed herewith.  The exhibit numbers correspond with
         Item 601(b) of Regulation S-K.

    Exhibit        Description of Exhibit
    -------        ----------------------

      1.1          Underwriting Agreement

      4.1 Pooling and Servicing Agreement among the Transferor, the Servicer and the Trustee

      4.2 Series 1997-1 Supplement to the Pooling and Servicing Agreement among the Transferor, the Servicer and the Trustee

      4.3          Form of Class A Certificate (contained in Exhibit 4.2)

      4.4          Form of Class B Certificate (contained in Exhibit 4.2)



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Date: March 13, 1997
                                  FIRST BANK CORPORATE CARD MASTER TRUST
                                  By FIRST BANK OF SOUTH DAKOTA (NATIONAL
                                  ASSOCIATION), as Originator


                                       By   /s/ David P. Grandstrand
                                            ------------------------
                                            David P. Grandstrand
                                            Senior Vice President and Treasurer


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                                    EXHIBIT INDEX


EXHIBIT       DESCRIPTION OF EXHIBIT


    1.1       Underwriting Agreement

    4.1 Pooling and Servicing Agreement among the Transferor, the Servicer and the Trustee

    4.2 Series 1997-1 Supplement to the Pooling and Servicing Agreement among the Transferor, the Servicer and the Trustee

    4.3       Form of Class A Certificate (contained in Exhibit 4.2)

    4.4       Form of Class B Certificate (contained in Exhibit 4.2)




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